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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 13, 2002


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

            Pennsylvania                                 25-0900168
     (State or other jurisdiction                      (I.R.S. Employer
          of incorporation)                           Identification No.)


                               World Headquarters
                               1600 Technology Way
                                  P.O. Box 231
                        Latrobe, Pennsylvania 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 333-40809 pertaining to certain equity securities of the Registrant.

Exhibit
Number    Description
-------   -----------
1 Underwriting Agreement, dated as of June 13, 2002, by and between the Registrant, Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc. and McDonald Investments Inc., as Underwriters, relating to the issuance and sale of 3,200,000 shares of capital stock, par value $1.25 per share, and, at the election of the Underwriters, up to an additional 480,000 shares.

5         Opinion of Buchanan Ingersoll Professional Corporation

23        Consent of Buchanan Ingersoll Professional Corporation
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                KENNAMETAL INC.



Date:    June 20, 2002                          By: /s/ TIMOTHY A. HIBBARD
                                                ----------------------------
                                                 Timothy A. Hibbard
                                                 Corporate Controller and
                                                 Chief Accounting Officer


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                                 EXHIBIT INDEX

Number                          Description                     Method of Filing
------                          -----------                     ----------------
1                       Underwriting Agreement, dated
                        as of June 13, 2002                     Filed herewith


5                       Opinion of Buchanan Ingersoll
                        Professional Corporation                Filed herewith

23                      Consent of Buchanan Ingersoll
                        Professional Corporation                Included in
                                                                Exhibit 5